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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997, in the Registration Statement (Form S-4) and related Prospectus of Kitty Hawk, Inc. for the registration of $340,000,000 of its 9.95% Senior Secured Notes due 2004.



                                        /s/ Ernst & Young LLP

Dallas, Texas
December 23, 1997